AB VARIABLE PRODUCTS SERIES FUND, INC.

-AB Value Portfolio

Supplement dated November 9, 2018 to the Prospectuses and Summary Prospectuses dated May 1, 2018 for AB Value Portfolio (the “Portfolio”), offering Class A and Class B shares of the Portfolio.

At a meeting held on November 6-8, 2018, the Board of Directors of AB Variable Products Series Fund, Inc. (the “Fund”) approved the acquisition of the assets and assumption of the liabilities of the Portfolio by AB Growth and Income Portfolio (the “Acquiring Portfolio,” and together with the Portfolio, the “Portfolios”), each a series of the Fund. The Portfolios have the same investment objective and certain similarities in investment strategies, as both Portfolios seek long-term growth of capital and invest in the securities of U.S. companies, using a value approach to investing.

At the time of the acquisition, all of the Portfolio’s assets and liabilities will be transferred to the Acquiring Portfolio, and shareholders of the Portfolio will receive shares of the same class of the Acquiring Portfolio.

The Portfolio will distribute to its shareholders information about the acquisition. The acquisition does not require approval of either Portfolio’s shareholders. The acquisition is expected to be consummated on or about April 18, 2019.

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This Supplement should be read in conjunction with the Prospectuses for the Portfolio.

You should retain this Supplement with your Prospectus(es) for future reference.

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